Exhibit 10.9

EXECUTION VERSION

Dated 28 March 2014

KYUDEN SARULLA PTE. LTD.
ORSARULLA INC.
PT MEDCO GEOPOWER SARULLA
SARULLA OPERATIONS LTD
SARULLA POWER ASSET LIMITED
as the Borrower

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

ING BANK N.V., TOKYO BRANCH

MIZUHO BANK, LTD.

NATIONAL AUSTRALIA BANK LIMITED

SOCIÉTÉ GÉNÉRALE, TOKYO BRANCH

SUMITOMO MITSUI BANKING CORPORATION

as the Original Covered Lenders

and

MIZUHO BANK, LTD.
as the Covered Lenders Facility Agent

COVERED LENDERS FACILITY AGREEMENT

relating to the

SARULLA GEOTHERMAL POWER PROJECT

9 Raffles Place

#42-02 Republic Plaza

Singapore 048619

(65) 6536 1161 (Tel)

(65) 6536 1171 (Fax)

www.lw.com

i

THIS AGREEMENT (this “Agreement”) is dated 28 March 2014 and made between:

(1)

KYUDEN SARULLA PTE. LTD., a limited liability company established under the laws of Singapore whose registered head office is at 158 Cecil Street, #11-01, Singapore 069545 (the “Kyushu Borrower Entity”);

(2)

ORSARULLA INC., an exempted company with limited liability incorporated in the Cayman Islands with registered number 186158 and its registered office at PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands (the “Ormat Borrower Entity”);

(3)

PT MEDCO GEOPOWER SARULLA, a limited liability company established under the laws of the Republic of Indonesia whose registered head office is at The Energy Building 50th Floor SCBD Lot 11A Jl. Jend Sudirman Kav. 52-53, Jakarta 12190 (the “Medco Borrower Entity”);

(4)

SARULLA OPERATIONS LTD, an exempted company with limited liability incorporated in the Cayman Islands with registered number 196738 and its registered office at PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands (the “Operator”);

(5)

SARULLA POWER ASSET LIMITED, an exempted company with limited liability incorporated in the Cayman Islands with registered number 189923 and its registered office at PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands (the “Itochu Borrower Entity”);

(6)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., ING BANK N.V., TOKYO BRANCH, MIZUHO BANK, LTD., NATIONAL AUSTRALIA BANK LIMITED, SOCIÉTÉ GÉNÉRALE, TOKYO BRANCH and SUMITOMO MITSUI BANKING CORPORATION (as the “Original Covered Lenders”); and

(7)	MIZUHO BANK, LTD., as facility agent for the Covered Lenders (in such capacity, the “Covered Lenders Facility Agent”).

BACKGROUND

(A)	The Borrower proposes to develop, construct, operate and maintain the Project.

(B)	The Covered Lenders, the Borrower and certain other parties have entered into a Common Terms Agreement (the “Common Terms Agreement”) concerning the Project.

(C)

The Covered Lenders have agreed to provide the Borrower with a term loan facility in an amount not exceeding USD328,095,178 on the terms and subject to the conditions set out in this Agreement and the Common Terms Agreement.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement, unless the context requires otherwise or unless otherwise defined in this Agreement, the following terms have the following meanings:

“Advance”	means a cash loan made or to be made (as the context requires) by the Covered Lenders pursuant to this Agreement.

“Available Commitment”	means, on any date, the Covered Lenders Commitment on that date less the aggregate principal amount of all Advances made as of that date.

“Commitment”

means:

(a)          with respect to an Original Covered Lender, the amount set opposite that Covered Lender’s name under the heading “Covered Lender’s Commitment on Closing Date” as specified in Schedule 1 (Commitments) and the amount of any other Commitment transferred to or assumed by it pursuant to the Common Terms Agreement and this Agreement; and

(b)          in relation to any other Covered Lender, the amount of any Commitment transferred to or assumed by it pursuant to the Common Terms Agreement and this Agreement,

to the extent not cancelled, reduced or transferred by it under the Common Terms Agreement and this Agreement.

“Commitment Fee”	has the meaning given to it in Clause 10.2(a) (Commitment Fee).

“Completion Allowance Fee”	has the meaning given to it in Clause 10.4 (Completion Allowance Fee).

“Completion Allowance Period”	has the meaning given to it in Clause 10.4 (Completion Allowance Fee).

“Covered Lenders Commitment”	means the aggregate of the Commitments, being USD328,095,178 at the date of this Agreement.

“Covered Lenders Facility”	has the meaning given to it in Clause 2.1 (The Facility).

“Drawdown Date”	means the date on which an Advance is made under this Agreement.

“Drawdown Notice”	means a notice substantially in the form set out in Schedule 2 (Form of Drawdown Notice).

“First Advance”	means the first Advance made to the Borrower under this Agreement.

“Interest Period”

means, in relation to an Advance, each period determined in accordance with Clause 9 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 8.5 (Default Interest).

“JBIC Finance Parties”	means JBIC, the Covered Lenders and the Covered Lenders Facility Agent.

“Margin”

means:

(a)           on and from the First Drawdown Date, two point one per cent (2.10%) per annum until the earlier to occur of:

(i)     the date four (4) years after the First Advance; and

(ii)    Lenders’ Completion Date;

(b)           on and from the earlier of:

(i)     the date four (4) years after the First Advance; and

(ii)    the Lenders’ Completion Date,

one point eight per cent (1.80%) per annum to the date ten (10) years after the First Advance;

(c)           on and from the date ten (10) years after the First Advance to the date fifteen (15) years after the First Advance, two point two per cent (2.20%) per annum; and

(d)          thereafter until all amounts outstanding under the Senior Finance Documents with respect to the Covered Lenders Facility have been repaid in full, two point five per cent (2.50%) per annum.

“Party”	means a party to this Agreement.

“Repayment Date”	has the meaning given to it in Clause 6.1 (Repayment of Advances).

“Repayment Instalment”	has the meaning given to it in Clause 6.1 (Repayment of Advances).

“Repayment Schedule”

means the table of the amounts of scheduled Repayment Instalments and their corresponding dates as set out in Schedule 3 (Repayment Schedule), as adjusted, amended or replaced pursuant to Clause 6.1 (Repayment of Advances) of this Agreement.

“Unpaid Sum”	means any sum due and payable but unpaid by the Borrower under this Agreement.

“Upfront Fee”	has the meaning given to it in Clause 10.1 (Upfront Fee).

1.2	Defined Terms in Common Terms Agreement

Terms defined, or incorporated by reference, in the Common Terms Agreement have the same meaning when used in this Agreement unless otherwise defined in this Agreement or the context otherwise permits.

1.3	Construction and Interpretation

The provisions of Clauses 1.2 (Construction), 1.3 (Successors and Assigns) and 1.4 (Miscellaneous) of the Common Terms Agreement are incorporated into this Agreement mutatis mutandis as if the same had been set out in full herein, except that each reference to the Common Terms Agreement shall be deemed to be a reference to this Agreement.

1.4	Incorporation by Reference

Where provisions of the Common Terms Agreement are incorporated in this Agreement by reference, such provisions shall be incorporated into this Agreement mutatis mutandis as if the same had been set out in full herein, except that each reference to the Common Terms Agreements shall be deemed to be a reference to this Agreement.

1.5	Time

Any reference in this Agreement to a time of day shall, unless a contrary indication appears, be a reference to Singapore time.

1.6	Third Party Rights

Unless expressly provided to the contrary in this Agreement, a person who is not a party to this Agreement may not enforce any of its terms under the Contract (Right of Third Parties) Act 1999. Notwithstanding any term of this Agreement or any other Senior Finance Document, no consent of any third party is required for any amendment to any provision of this Agreement.

1.7	Supremacy

If there is any conflict between the terms of this Agreement and the terms of any other Senior Finance Document, except the Intercreditor Deed or the EPRG, the terms of this Agreement shall prevail.

1.8	Joint and Several Obligations

(a)	Each Borrower Entity shall be jointly and severally liable as the Borrower for the performance of each Borrower Entity’s obligations under this Agreement.

(b)

For the purposes of this Agreement, if one or more (but not all) Borrower Entities are aware of an event or circumstance, all Borrower Entities shall be considered to be aware of such event or circumstance.

1.9	Borrower Entities’ Agent

(a)

Each Borrower Entity (other than the Operator) by its execution of this Agreement irrevocably appoints the Operator (acting through one or more authorised signatories) to act on its behalf as its agent in relation to the Senior Finance Documents and irrevocably authorises:

(i)

the Operator on its behalf to supply all information concerning itself contemplated by the Senior Finance Documents to the Senior Finance Parties and to give all notices and instructions (including Drawdown Notices), to execute on its behalf any deed of accession, to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Borrower Entity notwithstanding that they may affect the Borrower Entity, without further reference to or the consent of that Borrower Entity; and

(ii)	each Senior Finance Party to give any notice, demand or other communication to that Borrower Entity pursuant to the Senior Finance Documents to the Operator,

and in each case the Borrower Entity shall be bound as though the Borrower Entity itself had given the notices and instructions (including, without limitation, any Drawdown Notice) or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.

(b)

Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Operator or given to the Operator under any Senior Finance Document on behalf of another Borrower Entity or in connection with any Senior Finance Document (whether or not known to any Borrower Entity and whether occurring before or after such other Borrower Entity became a Borrower Entity under any Senior Finance Document) shall be binding for all purposes on that Borrower Entity as if that Borrower Entity had expressly made, given or concurred with it. In the event of any conflict between any notices or other communications of the Operator and any other Borrower Entity, those of the Operator shall prevail.

1.10	Calculations

In making any calculation of the aggregate amount of any interest, fee, overdue interest or other amounts due hereunder on any Interest Payment Date or other relevant date, fractional sums of less than one (1) U.S. cent shall be disregarded.

2.	The Covered LenderS Facility

2.1	The Facility

Subject to the terms of this Agreement, the Covered Lenders agree to make available to the Borrower during the Availability Period a term loan facility in an aggregate amount not to exceed the Covered Lenders Commitment (the “Covered Lenders Facility”).

2.2	JBIC Override

(a)

Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall oblige any JBIC Finance Party to act (or omit to act) in a manner that is inconsistent with any requirement of JBIC under or in connection with the EPRG and, without limitation to the foregoing:

(i)

the Covered Lenders Facility Agent and each Covered Lender shall be authorised to take all such actions as it may deem necessary to ensure that all requirements of JBIC under or in connection with the EPRG are complied with; and

(ii)

the Covered Lenders Facility Agent and each Covered Lender shall not be obliged to do anything if, in its opinion, to do so could result in a breach of any requirements of JBIC under or in connection with the EPRG or affect the validity of the EPRG.

(b)

In case of any conflict or inconsistency between the terms of the EPRG and the terms of the Senior Finance Documents, the terms of the EPRG shall prevail as between the JBIC Finance Parties, and to the extent of such conflict or inconsistency, the JBIC Finance Parties (other than JBIC) shall not assert to JBIC the terms of the Senior Finance Documents.

(c)

The Borrower agrees that if and to the extent that the Covered Lenders Facility Agent and the Covered Lenders are required to act on the instructions of JBIC in accordance with the provisions of the EPRG, the Borrower shall have no claims whatsoever in respect of any loss, damage or expense suffered or incurred by it against any JBIC Finance Party.

3.	purposes

3.1	Use of Facility

The Borrower shall apply the proceeds of all Advances in accordance with Clause 2.4 (Purpose) of the Common Terms Agreement.

3.2	Monitoring

Neither the Covered Lenders nor the Covered Lenders Facility Agent are bound to monitor or verify the application of any Advance.

4.	Conditions Precedent

4.1	Conditions Precedent to Delivery of First Drawdown Notice

The Borrower may not deliver a Drawdown Notice under this Agreement unless all of the requirements set out in Clauses 3.1 (Conditions Precedent to Delivery of First Drawdown Notice) and 3.3 (Hedging Agreements) of the Common Terms Agreement have been satisfied or waived.

4.2	Conditions Precedent to all Advances

The Covered Lenders will only be obliged to comply with Clause 5.4 (Advances) in relation to each Advance if each of the conditions set out in Clauses 3.2 (Conditions Precedent to all Advances) and 3.4 (Top-up Advance) of the Common Terms Agreement have been satisfied or waived with respect to that Advance.

4.3	Conditions for Covered Lenders’ Benefit

The conditions in this Clause 4 (Conditions Precedent) are for the benefit of the Covered Lenders only and may be waived by the Covered Lenders in accordance with the provisions of this Agreement and the Intercreditor Deed.

4.4	Notification of Receipt of Conditions Precedent

After the receipt of a Drawdown Notice, the Covered Lenders Facility Agent shall notify the Borrower and the Intercreditor Agent as to whether the conditions, documents and evidence have been satisfied and / or delivered in accordance with Clauses 4.1 (Conditions Precedent to Delivery of First Drawdown Notice) and 4.2 (Conditions Precedent to all Advances).

4.5	Saving of Right

Unless the Covered Lenders otherwise notify the Borrower, and without limiting the generality of this Clause 4 (Conditions Precedent), the right of the Covered Lenders to require compliance with any condition under this Agreement which they waive in respect of any particular Drawdown Notice is preserved for the purposes of any subsequent Drawdown Notice.

4.6	Authority to Pay Proceeds of Advances

(a)	The Covered Lenders Facility Agent is irrevocably and unconditionally authorised by the Borrower to pay and apply the proceeds of each Advance in accordance with the applicable Drawdown Notice.

(b)

The Borrower agrees that any Advance disbursed in accordance with a Drawdown Notice shall be deemed to have been made to and for the account of the Borrower and the Borrower waives all rights of protest that it may have to the contrary.

5.	Drawdowns

5.1	Delivery of Drawdown Notices

Subject to the terms and conditions of this Agreement, the Borrower may utilise the Covered Lenders Facility by delivery to the Covered Lenders Facility Agent (with a copy to the Intercreditor Agent) of a duly completed Drawdown Notice requesting an Advance to be made at least five (5) Business Days prior to the Drawdown Date for the proposed Advance.

5.2	Completion of a Drawdown Notice

(a)	Each Drawdown Notice in respect of an Advance is irrevocable and will not be regarded as having been duly completed unless:

(i)	the proposed Drawdown Date is a Business Day within the Availability Period;

(ii)	the specified currency of the Advance is U.S. Dollars;

(iii)	the amount of the Advance proposed in the Drawdown Notice is less than or equal to the Available Commitment;

(iv)	the proposed Interest Period specified in the Drawdown Notice complies with Clause 9 (Interest Periods);

(v)	the Drawdown Notice is executed by two Authorised Representatives of the Operator; and

(vi)

the amount of each Advance requested is a multiple of USD100,000 and shall be made in such amount so as to ensure that the aggregate amount of all Advances made under the Senior Facilities on that Drawdown Date equals or exceeds USD1,000,000 unless the amount of the requested Advance is for all of the Available Commitment, in which case the requirements in this paragraph (vi) shall not apply.

(b)	Only one (1) Advance may be requested in each Drawdown Notice.

(c)	No more than one (1) Drawdown Notice may be made by the Borrower in each calendar month.

5.3	Notification of Drawdown

The Covered Lenders Facility Agent shall, no later than three (3) Business Days prior to any Drawdown Date, notify each Covered Lender of the proposed Drawdown Date, Interest Period and amount of such Covered Lender’s share of the proposed Advance (as determined in accordance with Clause 5.4(b) (Advances)).

5.4	Advances

(a)

If the terms and conditions set out in this Agreement and the Common Terms Agreement with respect to the relevant Advance have been satisfied, each Covered Lender shall make its participation in the Advance available by way of funding its share of the Advance through its Lending Office and remitting such amount on the relevant Drawdown Date to the account of the Covered Lenders Facility Agent.

(b)	The amount of each Covered Lender’s share of each Advance will be equal to the proportion borne by its Commitment to the Covered Lenders Commitment.

(c)	The Covered Lenders Facility Agent shall pay the proceeds of each Advance it receives pursuant to paragraph (b) above to the Onshore Disbursement Account.

5.5	Records

The Borrower shall retain or cause to be retained until two (2) years after the Availability Period all records (contracts, orders, notices, invoices, bills, receipts and other documents) evidencing the expenditures for which Advances are requested in accordance with the Common Terms Agreement and this Agreement and shall enable representatives or agents of the Covered Lenders Facility Agent to examine such records.

6.	Repayment

6.1	Repayment of Advances

(a)

The Borrower shall repay to the Covered Lenders the outstanding Advances in semi-annual instalments (each, a “Repayment Instalment”) on the dates (each a “Repayment Date”) and in the amounts set out in the Repayment Schedule.

(b)	Repayment Instalments must be made in order to effect receipt by the Covered Lenders for value on the relevant Repayment Date in accordance with Clause 16.2 (Payment Mechanics).

(c)	Notwithstanding anything to the contrary in this Agreement, all outstanding Advances must be repaid in full on the Final Maturity Date.

(d)	The Borrower may not re-borrow any part of an Advance which is repaid or prepaid.

6.2	Repayment Schedule

(a)	If:

(i)

less than the full amount of the Covered Lenders Commitment is disbursed under this Agreement and the remainder of the Covered Lenders Commitment is reduced to zero or otherwise cancelled at the end of the Availability Period, then the Repayment Schedule shall be adjusted by deducting the amount of such reduction or cancellation pro rata (in line with the relevant percentage figures set out in the Repayment Schedule) from each of the Repayment Instalments; or

(ii)

any portion of the Covered Lenders Facility is prepaid in accordance with this Agreement and the Common Terms Agreement, then the Repayment Schedule shall be adjusted by deducting the amount of such prepayment from each of the Repayment Instalments either in inverse order of maturity or on a pro rata basis (in line with the relevant percentage figures set out in the Repayment Schedule), as expressly required by the Common Terms Agreement, provided that, each Repayment Instalment shall be rounded up to the nearest multiple of US$1,000 and the aggregate amount of any increases resulting from such adjustments shall be deducted from the final Repayment Instalment.

(b)

If any adjustment to the Repayment Schedule is required pursuant to paragraph (a) above, the Covered Lenders Facility Agent shall promptly (and in any event no later than ten (10) Business Days after such event) prepare and deliver to the Covered Lenders, the Borrower and the Intercreditor Agent (to forward to the JBIC Facility Agent and ADB) an amended Repayment Schedule, and such amended Repayment Schedule shall replace the then-effective Repayment Schedule and, in the absence of manifest or computational error, bind the Borrower irrevocably and unconditionally to repay the Advances in accordance therewith.

(c)

The Covered Lenders Facility Agent may from time to time make any reasonable amendment to the Repayment Schedule to adjust the amount of any Repayment Instalments so as to achieve whole numbers in each case.

(d)

Any failure by the Covered Lenders Facility Agent to prepare or deliver an amended Repayment Schedule shall not affect the Borrower’s obligation to make any repayment in accordance with the provisions of this Agreement and the Common Terms Agreement.

7.	CANCELLATION AND PREPAYMENT

7.1	Voluntary Cancellation

The Borrower may cancel all or any part of the Available Commitment in accordance with Clauses 5.1 (Cancellation) and 5.4 (Miscellaneous Provisions) of the Common Terms Agreement.

7.2	Voluntary Prepayment

The Borrower may prepay all or any part of the Advances in accordance with Clauses 5.2 (Voluntary Prepayment) and 5.4 (Miscellaneous Provisions) of the Common Terms Agreement.

7.3	Mandatory Prepayment

The Borrower shall effect mandatory prepayment of the Advances in accordance with Clauses 5.3 (Mandatory Prepayments) and 5.4 (Miscellaneous Provisions) of the Common Terms Agreement.

8.	Interest

8.1	Calculation of Interest

The interest on each Advance for each Interest Period relating thereto shall be calculated at the percentage rate per annum that is the aggregate of:

(a)	the Margin; and

(b)	LIBOR for the relevant Interest Period.

8.2	Determination of Interest Rate

The Covered Lenders Facility Agent shall determine LIBOR for the relevant Interest Period and shall, in accordance with Clause 8.1 (Calculation of Interest), determine the Interest Rate applicable to that Interest Period and promptly before the commencement of such Interest Period notify the Borrower and Covered Lenders of such rate. The Borrower agrees that all computations of interest by the Covered Lenders Facility Agent shall be conclusive in the absence of manifest error.

8.3	Alternative Basis

If a Market Disruption Event occurs in relation to the Advances for any Interest Period, then the rate of interest on the Advances for that Interest Period shall be calculated in accordance with Clause 10 (Market Disruption) of the Common Terms Agreement.

8.4	Payment of Interest

The Borrower shall pay accrued interest on each Advance calculated in accordance with Clause 8.1 (Calculation of Interest) on each Interest Payment Date on the principal amount of the relevant Advance.

8.5	Default Interest

Default interest shall accrue and be payable on any amounts payable by the Borrower under this Agreement when due in accordance with Clause 7.3 (Default Interest) of the Common Terms Agreement.

8.6	Notification of Interest

No later than fourteen (14) days prior to each Interest Payment Date, the Covered Lenders Facility Agent shall:

(a)	calculate and notify the Covered Lenders of the amount of accrued and unpaid interest which the Covered Lenders Facility Agent calculates to be due and payable on such Interest Payment Date; and

(b)

notify the Borrower and the Covered Lenders in accordance with Clause 16.3 (Payment Mechanics) of the amount of accrued and unpaid interest scheduled to be due and payable on such Interest Payment Date, provided that failure by the Covered Lenders Facility Agent to deliver any such notice or any error therein shall not in any manner affect the obligation of the Borrower to pay interest on the Advances in accordance with this Agreement and such determination by the Covered Lenders Facility Agent shall be conclusive absent manifest error.

9.	Interest Periods

Interest Periods in relation to Advances under this Agreement shall be determined in accordance with Clause 6 (Interest Periods) of the Common Terms Agreement.

10.	fees and premium

10.1	Upfront Fee

The Borrower shall pay to the Covered Lenders Facility Agent for each Covered Lender an upfront fee equal to one point eight five per cent (1.85%) of that Covered Lender’s Commitment (each, an “Upfront Fee”). The Upfront Fees shall be payable as follows:

(a)	thirty eight per cent (38%) of the Upfront Fees shall be made on the earlier of:

(i)	five (5) Business Days after the First Drawdown Date; and

(ii)	the date occurring thirty (30) days after the Signing Date; and

(b)	the remainder shall be payable five (5) Business Days after the First Drawdown Date.

10.2	Commitment Fee

(a)

The Borrower shall pay to the Covered Lenders Facility Agent for each Covered Lender a commitment fee payable on the daily uncancelled and unutilised portion of that Covered Lender’s Commitment at the rate of zero point eight per cent (0.80%) per annum (each, a “Commitment Fee”).

(b)	Each Commitment Fee shall commence to accrue from and including the Signing Date and must be paid in arrears as follows:

(i)	the first payment of accrued Commitment Fee shall be made on 24 September 2014; and

(ii)	each subsequent payment of accrued Commitment Fee shall be made on each Interest Payment Date.

(c)

The accrued Commitment Fee shall be computed on the basis of the actual number of days elapsed and a year of 360 days or, in any case where the practice in the London interbank market differs, in accordance with that market practice.

10.3	EPRG Premium

(a)

The Borrower shall, not later than 9.00 a.m. (Singapore time) on each Interest Payment Date, pay to the Covered Lenders Facility Agent on behalf of and for the benefit of Covered Lenders an amount equal to the EPRG Premium which is due and payable under and in accordance with the EPRG on that Interest Payment Date, for onward transmission by the Covered Lenders Facility Agent to JBIC’s account as specified in the EPRG.

(b)	Payment of the EPRG Premium shall not be refundable to the Borrower under any circumstances.

10.4	Completion Allowance Fee

(a)

If the Lenders’ Completion Date occurs after the date that is four (4) years after the date of the First Advance, the Borrower shall pay to the Covered Lenders a fee calculated in accordance with paragraph (b) below (“Completion Allowance Fee”), which shall accrue on and from such date until the Lenders’ Completion Date (“Completion Allowance Period”).

(b)

The Completion Allowance Fee shall be the amount equal to zero point three percent (0.30%) per annum of all outstanding Advances during each Interest Period or part thereof (where the date that is four (4) years after the date of the First Advance or the Lenders’ Completion Date occurs part way through an Interest Period) during the Completion Allowance Period.

(c)	The Completion Allowance Fee shall be payable on each applicable Interest Payment Date.

11.	ADDITIONAL PAYMENT OBLIGATIONS

11.1	Taxes, Indemnities and Costs and Expenses

(a)

The Borrower shall pay to the Covered Lenders all fees, costs and expenses pursuant to Clauses 11 (Increased Costs) and 24 (Expenses and Stamp Duties) of the Common Terms Agreement and such clauses are incorporated in this Agreement as if expressly set out herein.

(b)

Subject to the provisions of the Common Terms Agreement, the Borrower shall pay to the Covered Lenders any amounts due and payable in accordance with Clauses 9 (Taxes) and 25 (Indemnities) of the Common Terms Agreement and such clauses are incorporated in this Agreement as if expressly set out herein.

(c)

The payment in U.S. Dollars of all amounts expressed to be due hereunder in U.S. Dollars is of the essence of this Agreement, and such obligations shall not be discharged by any payment made in another currency, whether pursuant to a judgment or otherwise, to the extent that the amount of such payment on prompt conversion to U.S. Dollars under normal banking procedures does not yield the amount of U.S. Dollars due hereunder.

(d)

If the amount of any payment made by the Borrower under this Agreement is less than the total amount due and payable in respect of such payment, the Covered Lenders shall have the right to apply the amount received towards principal, interest or other sums owing hereunder as the Covered Lenders consider appropriate; provided that in all cases such application is consistent with the terms of the Intercreditor Deed.

(e)	The Covered Lenders shall not be liable to any Equity Party, or any Affiliate thereof, for any consequential loss or consequential damages.

12.	representations and Warranties

The Borrower makes the representations and warranties set forth in Clause 13 (Representations and Warranties) of the Common Terms Agreement to and for the benefit of each other Party at the times specified therein.

13.	undertakings

The Borrower agrees to observe and perform the undertakings set forth in Clauses 14 (Hedging), 15 (Information Undertakings), 16 (General Undertakings), 17 (Equity-Related Undertakings), 18 (Project Undertakings), 19 (Environmental and Social Undertakings) and 20 (Project Insurance) of the Common Terms Agreement and all other undertakings of the Borrower set forth in the Common Terms Agreement and the other Senior Finance Documents to which it is a party.

14.	events of default

Clause 21 (Events of Default) of the Common Terms Agreement is incorporated by reference into this Agreement as if fully set forth herein. If one or more of the Events of Default specified in Clause 21 (Events of Default) of the Common Terms Agreement shall have occurred and be continuing, the Covered Lenders shall, subject to the Intercreditor Deed, have the rights and remedies set forth in this Agreement and the Common Terms Agreement (including the rights and remedies set forth in Clause 21 (Events of Default) thereof), as incorporated by reference herein.

15.	Changes to the parties

15.1	Successors and Assignees

This Agreement binds and benefits the respective successors and assignees of the Parties.

15.2	Assignments and Transfers by the Borrower

The Borrower may not assign or transfer any of its rights or obligations under this Agreement to any person without the prior consent of JBIC and the Covered Lenders.

15.3	Assignments and Transfers by Covered Lenders

The Covered Lenders may assign or transfer any or all of their rights or obligations under this Agreement to any person if and to the extent permitted to do so pursuant to Clause 28 (Changes to the Parties) of the Common Terms Agreement.

16.	Payment Mechanics

16.1

All payments made pursuant to, or in connection with, this Agreement shall be made in accordance with Clause 8 (Payments) of the Common Terms Agreement, provided that, except to the extent expressly provided otherwise in this Agreement, any payments required to be made by the Borrower under this Agreement shall be made to the Covered Lenders Facility Agent for onward transmission to the Covered Lenders.

16.2

Unless otherwise specified in this Agreement, all payments to be made by the Borrower under this Agreement shall be made to the following account or such other account designated by the Covered Lenders Facility Agent in writing not later than five (5) Business Days before the due date for payment thereof:

Correspondent Bank:          JP Morgan Chase Bank, New York

Bank SWIFT Code:             CHASUS33

Account Name:                    Mizuho Bank, Ltd., Singapore Branch

Account No.:                        400928140

Account SWIFT Code:       MHCBSGSG

Attention:                             GSFD PF Agency - Sarulla

16.3

No later than fourteen (14) days prior to each Interest Payment Date or Repayment Date, the Covered Lenders Facility Agent shall prepare and deliver to the Borrower, the Covered Lenders and the Intercreditor Agent a notice setting out the amount of fees and expenses, interest, principal and other amounts due to the Covered Lenders under this Agreement. Any such determination by the Covered Lenders Facility Agent shall be final and conclusive and bind the Borrower unless the Borrower demonstrates to the satisfaction of the Covered Lenders Facility Agent that such determination involved manifest error. Notwithstanding the foregoing, the obligation of the Borrower to pay any amounts when due under this Agreement is not affected in any way by the failure (for any reason whatsoever) on the part of the Covered Lenders Facility Agent to deliver any such notice or maintain any such records in the manner specified above or by any error in such a notice or such records.

16.4

In respect of all payments to be made by the Borrower under this Agreement, the Borrower shall direct the Offshore Account Bank to transmit SWIFT messages (MT-202) on the applicable due date, with a photocopy of such SWIFT messages to be sent to the Covered Lenders Facility Agent via fax and/or email on the applicable due date.

17.	amendments and waivers

Subject to the provisions of the Senior Finance Documents, this Agreement may be amended, waived, modified or supplemented only by an agreement in writing signed by each Party.

18.	Notices

Any communication to be made under or in connection with this Agreement shall be made in accordance with Clause 34 (Notices) of the Common Terms Agreement.

19.	incorporation Of Certain Provisions of the Common Terms Agreement

The provisions of Clauses 26 (Evidence and Calculations), 27.1 (Waivers and Remedies Cumulative), 30 (Disclosure of Information), 31 (Set-Off), 32 (Severability), 33 (Counterparts) and 35 (Language) of the Common Terms Agreement shall be incorporated in this Agreement as if expressly set out herein.

20.	further assurances

Each of the Parties agrees that, so far as permitted by applicable law and regulatory requirements, they will promptly upon the Covered Lenders Facility Agent’s request execute or acknowledge all such further documents and do all such further acts and things as may in the opinion of the Covered Lenders be necessary at any time to give effect to the provisions of this Agreement.

21.	GOVERNING LAW

This Agreement, and all non-contractual obligations arising out of or in connection with this Agreement, are governed by English law.

22.	Dispute Resolution

Clause 36 (Dispute Resolution) of the Common Terms agreement is incorporated by reference in this Agreement as if fully set forth herein.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

Schedule 1

Commitments

Name and Lending Office	Commitment on Closing Date
The Bank of Tokyo-Mitsubishi UFJ, Ltd. 9 Raffles Place #01-01, Republic Plaza, Singapore 048619	USD61,788,169

Fax Number: +65 6231-1493

Attention: Ryutaro Suzuki
ING Bank N.V., Tokyo Branch Marunouchi Trust Tower Main 19F 1-8-3, Marunouchi, Chiyoda-ku, Tokyo 100-0005, Japan	USD50,048,417

Administration Matters: Fax Number: +81 (3) 3217-0307 with copy to +65 6539-7748

Attention:               Yoko Shibuya / Keiko Sakuma

                                 with copy to GSO Lending (Leroy Rojas /

                                 Dolores Lim)

Credit Matters:

Fax Number:           + 81 (3) 3217-0313
                                 with copy to +65 6535-1195

Attention:               Project & Export Finance with copy to
                                 Adrian Lian / David Uy / Erwin Maspolim

Société Générale, Tokyo Branch Ark Mori Bldg, 14F, 12-32, Akasaka 1-Chome, Minato-ku, Tokyo, Japan	USD61,788,169

Fax Number: + 81 (3) 5549 5839

Attention: Atsushi Yamashita, Hiroyuki Nishiguchi, Export & Project Finance Department

S1-1

Name and Lending Office	Commitment on Closing Date

Sumitomo Mitsui Banking Corporation, Singapore Branch 3 Temasek Avenue, #06-01, Centennial Tower, Singapore 039190	USD61,788,169

Fax Number: +65 6882-0023

Attention: Ms. Cathrine Lai / Ms. Nancy Chew / Ms. Kelly Woon

COPY TO
Fax Number: +65 6883-0335

Attention: Ms. Lo Kah Nian / Mr. William Chan/ Ms. Stephanie Lim

Mizuho Bank, Ltd., Singapore Branch 168 Robinson Road #11-01 Capital Tower Singapore 068912	USD61,788,169

Fax Number: +65 6416-0656

Attention: Global Strcutured Finance Division – Project Finance Asia, Ms. Ang Bee Bee

S1-2

Name and Lending Office	Commitment on Closing Date

National Australia Bank Limited, Tokyo Branch Muromachi Higashi Mitsui Building 18F, 2-2-1 Nihonbashi Muromachi, Chuo-ku Tokyo 103-0022, Japan	USD30,894,085

Fax Number: +81 (3) 3241-8951

Attention: Hiroyoshi Okayama / Masato Hori

COPY TO

Address:                Level 27, One Pacific Place
                                88 Queensway, Admiralty
                                Hong Kong

Attention:              Jo Jo Law / Teresa Chung

Fax Number:          +852 2845-9251

Email:                      nabhk_lending_admin@nabasia.com

COPY TO

Address:                Level 24

                                NAB House, 255 George St

                                Sydney NSW 2000

                                Australia

Attention:              Will Taylor / Dearna Stojansek

Fax Number:          +61 1300-764-759

Email:                      nab.est.lending.administration@nab.com.au

COPY TO

Address:                12 Marina View

                                #20-02 Asia Square Tower 2

                                Singapore 018961

Attention:              Quincy Chan / Lin Xi Lee

Fax Number:          +65 6844-9868

Email:                      quincy.chan@nabasia.com /

                                lin.xi.lee@nabasia.com

S1-3

Schedule 2

Form of Drawdown Notice

Date: _______

TO :

MIZUHO BANK, LTD,. as the Covered Lenders Facility Agent

Attn: [ ● ]

COPIED TO:

MIZUHO BANK, LTD, as the Intercreditor Agent

Attn: [ ● ]

FROM: Sarulla Operations Ltd for and on behalf of the Borrower

Sarulla Geothermal Power Project – Drawdown Notice under Covered Lenders Facility Agreement

Dear Sirs:

1.

We refer to the Covered Lenders Facility Agreement dated [ ● ] (the “Agreement”). This is a Drawdown Notice. Terms defined in the Agreement have the same meaning in this Drawdown Notice unless given a different meaning in this Drawdown Notice.

2.	We confirm that the Borrower wishes to borrow an Advance on the following terms:

Drawdown Date:	[ ● ] (or, if that is not a Business Day, the next Business Day)

Amount of Advance:	USD[ ● ]

Interest Period:	[ ● ] days, ending on [ ● ], subject to adjustment in accordance with Clause 6 (Interest Periods) of the Common Terms Agreement

3.	We certify that:

(a)	each condition specified in [Clauses 4.1 (Conditions Precedent to Delivery of First Drawdown Notice) and 4.2 (Conditions Precedent to all Advances)][1] [Clause 4.2 (Conditions Precedent to all Advances)][2] of the Agreement is satisfied on the date of this Drawdown Notice;

(b)

we have delivered on the same date as this Drawdown Notice drawdown notices under and in accordance with the provisions of the JBIC Facility Agreement and the ADB Facility Agreement such that the Borrower is in compliance with the requirement of Clause [2.3(b)(i) (Drawdowns)] of the Common Terms Agreement; and

(c)	this Drawdown Notice otherwise complies with all applicable requirements set out in the Common Terms Agreement and the Agreement.

4.	The proceeds of the Advance are to be used to pay for Project Costs as detailed in the documents attached and should be credited to the Onshore Disbursement Account.

1             For the first Drawdown Notice only.

2              For all Drawdown Notices other than the first Drawdown Notice.

S2-1

5.	This Drawdown Notice is irrevocable.

6.	Attached are [insert description of the documents attached to this Drawdown Notice as required under the Common Terms Agreement and/or the Agreement.]

7.	We confirm that we, the signatories below, are Authorised Representatives of the Operator.

SARULLA OPERATIONS LIMITED

for and on behalf of the Borrower

By:   _________________________

Name:     _________________________

Title:     _________________________

By:   _________________________

Name:     _________________________

Title:     _________________________

S2-2

Schedule 3

Repayment Schedule

Date	Repayment Percentage	Repayment Instalment (USD)
24-Sep-18	2.3723%	7,783,000.00
24-Mar-19	2.8698%	9,416,000.00
24-Sep-19	2.9500%	9,679,000.00
24-Mar-20	2.7560%	9,042,000.00
24-Sep-20	2.7421%	8,997,000.00
24-Mar-21	2.8969%	9,505,000.00
24-Sep-21	3.0825%	10,114,000.00
24-Mar-22	2.7834%	9,132,000.00
24-Sep-22	2.6642%	8,741,000.00
24-Mar-23	3.3858%	11,109,000.00
24-Sep-23	3.4232%	11,231,000.00
24-Mar-24	3.5318%	11,588,000.00
24-Sep-24	3.2121%	10,539,000.00
24-Mar-25	3.1301%	10,270,000.00
24-Sep-25	3.0497%	10,006,000.00
24-Mar-26	2.7194%	8,922,000.00
24-Sep-26	2.7355%	8,975,000.00
24-Mar-27	3.2933%	10,805,000.00
24-Sep-27	3.2979%	10,820,000.00
24-Mar-28	3.8176%	12,525,000.00
24-Sep-28	3.4483%	11,314,000.00
24-Mar-29	2.8248%	9,268,000.00
24-Sep-29	2.6588%	8,723,000.00
24-Mar-30	3.6257%	11,896,000.00
24-Sep-30	3.8730%	12,707,000.00
24-Mar-31	3.6350%	11,926,000.00
24-Sep-31	4.1033%	13,463,000.00
24-Mar-32	4.1956%	13,766,000.00
24-Sep-32	3.4613%	11,356,000.00
24-Mar-33	2.1717%	7,125,000.00
24-Sep-33	1.7765%	5,829,000.00
Final Maturity Date	3.5124%	11,523,178
Total	100.00%	328,095,178

S3-1

SIGNATORIES

KYUDEN SARULLA PTE. LTD.
as Borrower

By: ____________________________________
Name: Takashi Tajiri
Title: Director

Covered Lenders Facility Agreement
Signature Page - 1

ORSARULLA INC.
as Borrower

By: ________________________________
Name: AMNON GABBAY
Title: Autorised Signatory

Covered Lenders Facility Agreement
Signature Page - 2

PT MEDCO GEOPOWER SARULLA
as Borrower

By: ______________________________

Name: NOOR WAHYU HIDAYAT

Title: DIRECTOR

Covered Lenders Facility Agreement
Signature Page - 3

SARULLA OPERATIONS LTD
as Borrower

By: ______________________

Name: Takao Shinohara

Title: Authorised Signatory

Covered Lenders Facility Agreement
Signature Page - 4

SARULLA POWER ASSET LIMITED
as Borrower

By: 岡 田 剛

Name: Tsuyoshi Okada

Title: Director

Covered Lenders Facility Agreement
Signature Page - 5

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
as a Covered Lender

By: Sonali C Tang

Name: Sonali Tang

Title: Senior Vice President
Asian Investment Banking Division

Covered Lenders Facility Agreement
Signature Page - 6

ING BANK N.V., TOKYO BRANCH
as a Covered Lender

By: ______________________________
Name: Erwin Maspolim
Title: Managing Director

By: ______________________________
Name: Adrian Lian
Title: Associate

Covered Lenders Facility Agreement
Signature Page - 7

MIZUHO BANK, LTD.
as a Covered Lender

By: ______________________________

Name: Yukitaka Tsukahara

Title: General Manager of Asia Department

Covered Lenders Facility Agreement
Signature Page - 8

NATIONAL AUSTRALIA BANK LIMITED
as a Covered Lender

By: ______________________________

Name: SAMUEL WATSON

Title: Attorney

Covered Lenders Facility Agreement
Signature Page - 9

SOCIÉTÉ GÉNÉRALE, TOKYO BRANCH
as a Covered Lender

By: ______________________

Name: Takashi Okawara
Title: Chief Risk Officer

Covered Lenders Facility Agreement
Signature Page - 10

SUMITOMO MITSUI BANKING CORPORATION
as a Covered Lender

By: NK [signature]

Name: NOBURU KATO

Title: General Manager & Head
Investment Banking Department Asia

Covered Lenders Facility Agreement
Signature Page - 11

MIZUHO BANK, LTD.
as Covered Lenders Facility Agent

By: ______________________

Name: Yukitaka Tsukahara

Title: General Manager of Asia Department

Covered Lenders Facility Agreement
Signature Page - 12